EX-24
(Exhibit 24) Power of Attorney

                                POWER OF ATTORNEY

The undersigned Directors of Financial Institutions, Inc. do hereby constitute and appoint each of Peter G. Humphrey and Ronald A. Miller their true and lawful attorneys and agents, to execute the Financial Institutions, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and any amendments thereto.


Dated: March 12, 2003                       /s/ W.J. Humphrey, Jr.
                                           ------------------------
                                              W. J. Humphrey, Jr.


Dated: March 12, 2003                          /s/ Jon J. Cooper
                                           ------------------------
                                                 Jon J. Cooper


Dated: March 12, 2003                        /s/ Barton P. Dambra
                                           ------------------------
                                               Barton P. Dambra


Dated: March 12, 2003                         /s/ Samuel M. Gullo
                                           ------------------------
                                                Samuel M. Gullo


Dated: March 12, 2003                       /s/ John R. Tyler, Jr.
                                           ------------------------
                                              John R. Tyler, Jr.


Dated: March 12, 2003                       /s/ Bryan G. vonHahmann
                                           ------------------------
                                              Bryan G. vonHahmann


Dated: March 12, 2003                        /s/ James H. Wyckoff
                                           ------------------------
                                               James H. Wyckoff


Dated: March 12, 2003                          /s/ H. Jack South
                                           ------------------------
                                                 H. Jack South


Dated: March 12, 2003                        /s/ John E. Benjamin
                                           ------------------------
                                               John E. Benjamin


Dated: March 12, 2003                      /s/ Pamela Davis Heilman
                                           ------------------------
                                             Pamela Davis Heilman


Dated: March 12, 2003                        /s/ Susan R. Holliday
                                           ------------------------
                                             Susan R. Holliday


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